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                                                                   Exhibit 10.20

                                  DEED OF LEASE
         This Deed of Lease, hereinafter referred to as the "Lease", in duplicate on the 23rd day of December 1998 between JOSEPH L. WHITCRAFT & KATHLEEN N. WHITCRAFT, JTWROS, hereinafter referred to as "Landlord", and GT INTERACTIVE SOFTWARE CORPORATION, hereinafter referred to as "Tenant".

         WITNESSETH: That the Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the following described premises:

         "Premises" are defined as the first and second floors of 4449C Brookfield Corporate Drive, Chantilly, Virginia 22021, a condominium Unit, (hereinafter sometimes "Unit") containing approximately 10,500 square feet. A floor plan of the Unit is attached as Exhibit A.

         1. Term. The term of this Lease shall be for a period of thirteen 13 consecutive months and shall commence on the 1st day of January 1999, provided Landlord has delivered the Premises to Tenant by such date, and terminating on the 31st day of January 2000 except as such commencement and termination date may be adjusted as provided for below. Tenant agrees that Landlord shall not be liable to Tenant for any damages in the event the commencement date provided for above is delayed for any reason whatsoever. Tenant may cancel the Lease if the Premises are not delivered by January 15, 1999.

         2. Use of Premises, Tenant shall use the Premises only for the following purposes: All lawful business operations. Tenant further acknowledges and understands that it shall be subject to all Rules and Regulations governing the MARKEY COMMERCE CENTER, a condominium. Specifically, attached to this Lease Agreement as Exhibit B, is a copy of the Restriction on Use of Units and Common Elements; Rules and Regulations which Tenant hereby acknowledges that it has read and understood, and will comply with same. It is hereby understood and agreed that the Tenant's use of the Premises shall be in conformity with all applicable federal, state and county laws, ordinances and regulations and shall comply with the zoning requirements for Fairfax County, Virginia. In addition, it is hereby understood and agreed that the entire condominium unit shall be a non-smoking area and that the existing signs or similar replacement signs prohibiting smoking shall remain in place during the term of this Lease. The obtaining of any permits or business licenses required in connection with the use and occupancy of the Premises by Tenant shall be at the sole responsibility and expense of Tenant. Tenant shall not be obligated to make any improvement or alteration to the Premises required as a result of enforcement of any existing law, rule, regulation, ordinance or judgment nor in the event of any new or changed law, rule, relation, ordinance or judgment occurring during the lease term provided that Tenant does not cause or initiate any act which would require Landlord to become obligated to make any improvements or alterations to the Premises. It being further agreed that Landlord's consent to any alteration or improvement to the Premises requested by Tenant may be withheld in its sole discretion if Landlord would be required, as a result of such alteration or improvement, to perform additional alterations or improvements to the Premises.

         3. Rent. Tenant agrees to pay Landlord, during the term of this Lease, a fixed rent for the lease of the Premises in accordance with the schedule listed below. Rent shall be paid, without any prior demand and without any deduction or set-off whatsoever, in consecutive equal monthly

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installments of 1/12 of the applicable yearly rent in advance on the first day of each and every month of the term via electronic transfer to F&M Bank in Fairfax, VA (or Landlord's designated bank, of which written notice will be given 30 days prior to any change in bank). If this Lease commences or terminates on a day other than the first of the month, the amount of rent to be paid for said month shall be apportioned; thereafter rent shall be paid on the first day of the month as aforesaid. The rent schedule during this Lease is:

BASE RENT SCHEDULE:

         Monthly Base Rent: $12,250.00 per month

Base Rent for the first month of the term shall be abated.

         In the event Tenant renews this lease, Tenant will pay all increases in taxes, insurance and condominium fees including Common Area Maintenance (CAM) costs as relates to Premises above the 1999 Base Year costs. Landlord will provided true copies of all such bills to Tenant. Payments will be made in 12 consecutive monthly installments as outlined in Paragraph 17 herein. Landlord will pay all such costs during the initial lease term.

         It is agreed that if the fixed rent for any month or any additional rent due in any month is not paid within seven (7) days following notice of such failure, Tenant shall pay a late charge equal to five percent (5%) of the amount due and unpaid. An amount equal to one (1) full month's rental payment during the first year of tenancy shall be paid to Landlord upon execution of this Deed of Lease and shall be held as a Security Deposit during the term of the Lease in; accordance with the provisions of Paragraph 18 herein.

         In addition to the foregoing rent, all other payments to be made by Tenant pursuant to this Lease shall be deemed to be and shall become additional rent hereunder, whether or not the same be designated as such, and shall be subject to the same terms and provisions as the rent above, and Landlord shall have the same remedies for failure to pay the same as for non-payment of fixed rent. Landlord, at its sole election, after five (5) business days prior notice to Tenant, shall have the right if Tenant has committed a "Default of Tenant" to pay or do any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of its obligations under this Lease, and in such event such monies shall be due from Tenant within five (5) business days of demand from Landlord. Failure to pay fixed rent or additional rent within three (3) business days of notice of such failure shall constitute a default by the Tenant of this Lease and shall entitle the Landlord to avail itself of any and all of the remedies provided for herein.

         4. Utilities/Cleaning - Tenant agrees to pay directly to the company or utility furnishing such services all charges for electricity, gas, fuel, power, telephone and all other utilities (except water and sewer which is included in CAM costs) consumed within the demised Premises and the cost of cleaning the Premises as the same become due. Tenant agrees to indemnify and hold Landlord harmless for any claims that may be made by such companies or utilities which may arise from Tenant's use of utilities and/or Tenant's failure to pay all charges for such use.

         5. Insurance. Tenant shall, at its sole cost and expense, obtain and keep in force during the term of this Lease, fire and extended coverage and liability insurance on the improvements


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(including but not limited to stairs, interior walls, floors, ceilings and mezzanine) and fixtures at replacement cost if such insurance is generally available at commercially reasonable rates or if such replacement cost insurance is not available at commercially reasonable rates, Tenant shall insure the improvements to such value as shall be available for commercially reasonable rates. Tenant agrees to do nothing and to permit nothing to be done on the Premises which will violate the terms of any fire insurance policy or other insurance policies on the Unit. Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring anything or keep anything therein, which shall increase the rate of fire and extended coverage or liability insurance on the Premises or the Unit above the standard rate applicable to Premises being occupied for the uses permitted herein and Tenant further agrees that, in the event that Tenant shall do any of the foregoing, Tenant will promptly pay to Landlord, on demand, any such increase resulting therefrom, which shall be due and payable as additional rent hereunder. Any of Tenant's additional fire and extended coverage policies on the Premises shall name as insured Tenant, Landlord, as loss payee, and any other party so named by Landlord, as their interests appear. Tenant agrees that all of Tenant's insurance on the Premises shall be non-contributing. Landlord shall receive a copy of Tenant's certificate of insurance upon execution of this Lease and upon each renewal of said policy within seven (7) days of issuance of such renewal policy.

         6. Indemnification. Tenant agrees to save Landlord free and harmless from any and all loss, claim, or damage by reason of any accident, injury or damage to any person or property occurring on the Premises, except for any loss, claim or damage by reason of any accident, injury, or damage to any person or property as may be caused by or result from the negligence of Landlord, its agents or its employees.

         7. Exculpation. In no event shall Landlord or Tenant ever be liable to the other for any indirect or consequential damages suffered by such party from whatever cause.

         8. Public Liability Insurance. Tenant agrees to maintain and pay for, during the full term of this Lease, public liability insurance with bodily limits of $500,000 and $1,000,000 and property damage limits of $300,000 naming as insured Tenant, Landlord, as additional insured, any holders of any mortgages or deeds of trust on the Premises, whose names have been provided to Tenant and any other lender so named by Landlord as their interests appear, against liability for any accident, injury or damage on the Premises or caused by the same, and to furnish Landlord with a copy of such certificate of insurance. Such policy shall set forth an undertaking by the insurer to give Landlord and any other party named by Landlord thirty (30) days prior written notice of any cancellation, non-renewal, or change in scope or amount of coverage of such policy. Tenant agrees to increase such policy limits if requested by Landlord, provided that such requested increases shall not be unreasonable. Tenant shall not take out any additional public liability insurance for the Premises without naming as insured Tenant, Landlord and any other party so designated by Landlord, as their interests appear. All policies of insurance maintained by Tenant and Landlord shall contain a waiver of subrogation clause.

         9. Alterations. Tenant agrees not to make any structural alterations or additions without the prior written consent of Landlord, which consent may be granted only in the sole discretion of Landlord. Tenant, however, shall not be permitted to make any change in the Unit facade. Tenant agrees to pay for all such alterations or additions consented to by Landlord. Tenant also agrees not to make any non-structural alterations without the prior written consent of Landlord, which consent shall be not unreasonably withheld. All such work performed by or on behalf of Tenant shall be done in a good workmanlike manner, and Tenant shall ensure that all of Tenant's contractors engaged in


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such work shall at all times maintain workmen's compensation, adequate public liability, and property damage insurance, all in amounts and with companies and on forms reasonably satisfactory to Landlord, naming as additional insured Landlord and any other party reasonably requested by Landlord, and before proceeding with such work Tenant shall furnish certificates of such insurance to Landlord. Tenant shall not permit any mechanic's lien to be filed on the Premises for any work or material performed or furnished on Tenant's behalf as a result of such alterations and Tenant agrees to indemnify Landlord for any damages resulting from any mechanic's lien being filed on the Premises. Tenant shall, at the sole option of Landlord, restore the Premises and office improvements to their original condition at the end of the term, with the exception of normal wear and tear. Landlord agrees to advise Tenant at time of consent for any alteration or addition whether Tenant will be required to restore the Premises to its original Condition.

         10. Subordination, Attornment, Estoppel Statements. Tenant agrees that this Lease shall be subordinate to any mortgage, deed of trust, or ground lease from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, if the holder of such mortgage, deed-of trust, or ground lease shall so elect and to all renewals, modifications, consolidations, replacements and extensions thereof. If this Lease is subordinate to any mortgage, deed of trust, or ground lease and the holder thereof (or successor) shall succeed to the interest of Landlord, at the election of such holder (or successor) and Tenant provided that such holder shall agree to be bound by the terms of this Lease, Tenant agrees to execute such instruments of subordination or attornment in confirmation of the foregoing agreement as such holder may request, and Tenant hereby appoints such holder as Tenant's attorney-in-fact to execute such subordination or attornment agreement upon default of Tenant in complying with such holder's request.

         11. Tenant's Use and Occupancy upon Subordination. Subordination of this Lease to any mortgage, deed of trust, ground lease or other financing arrangement shall not change any of Tenant's duties or obligations as contained herein.

         12. Surrender. Upon expiration or termination of this Lease, Tenant agrees to surrender the Premises and all equipment of Landlord in good and clean condition, ordinary wear and tear and damage caused by casualty, if not the result of a willful or negligent act of Tenant, excepted.

         13. Casualty Damage. Subject to the provisions of this paragraph, if the Premises shall be damaged by a casualty covered by an insurance policy such as fire, the elements, unavoidable accident or any other insured casualty, but are not thereby rendered untenantable in whole or part, Landlord at its own expense, shall cause such damage to be repaired, and the rent shall not be abated. If by reason of such occurrence, the Premises shall be rendered untenantable only in part and such damage renders less than (50%) of the Premises and less than 50% of the Unit untenantable, then Landlord shall, at its own expense, cause the damage to be repaired, and the fixed rent meanwhile shall be abated, proportionately as to the portion of the Premises rendered untenantable until the Premises have been restored and rendered tenantable, provided, however that notwithstanding that less than 50% of the Premises and less than 50% of the Unit are rendered untenantable, if it is determined by Landlord or Landlord's agent in its sole unreviewable discretion and in the opinion of a neutral third party that such damaged portion of the Premises or Unit cannot be repaired within sixty (60) days of such occurrence, then Landlord or Tenant shall have the option to terminate this Lease by giving written notice to other within thirty (30) days of said casualty. If more than 50% of the Premises or more than 50% of the Unit is rendered untenantable or if the Premises shall be rendered wholly untenantable by reason of such occurrence, Landlord and Tenant shall each have the right and option


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to terminate this Lease and Landlord or Tenant shall within sixty (60) days of such occurrence give written notice to the other as to whether either in their sole discretion, will restore the Premises or terminate the Lease. Notwithstanding the above, if the Premises are damaged in whole or in part by a casualty not covered by insurance as described above, Landlord may, at Landlord's sole option, either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which case this Lease shall continue in full force and effect except that rent shall be abated as described above, or (ii) terminate this Lease, unless the damage is minor in which case Landlord shall repair, upon written notice to Tenant within sixty (60) days of such occurrence of such damage of Landlord's intention to cancel and terminate this Lease. Not withstanding any of the above, Landlord shall in no case be liable for repairs to any structures, fixtures, alterations or improvements to the Premises or Unit added or made to the Premises by Tenant or any person other than Landlord or to any equipment, inventory or other personal property of Tenant.

         If Landlord elects to terminate the Lease or restore the Premises, rent shall be abated or adjusted, whichever is applicable, as of the date of the occurrence of the casualty. If, however, Landlord elects to restore the Premises but is unable to do so within one hundred eighty (180) days from the date reconstruction and restoration begins, then Tenant shall have the right after thirty (30) days written notice to Landlord to terminate the Lease, unless within said 30-day period Landlord substantially completes said reconstruction or restoration and provided that the damage was not caused by Tenant's negligence. In such event, the termination rent shall be adjusted as provided above. If Tenant elects to terminate this Lease due to Landlord's inability to reconstruct or restore the Premises within said 180 days, Tenant agrees that Landlord shall not be liable to Tenant for any damages or claims due to Landlord's inability to restore or reconstruct the Premises within said 180 days. Notwithstanding any of the above, if any such damage is caused by the willful or negligent act of Tenant or Tenant's agents or employees, Tenant shall make all such repairs and/or rebuild (to the extent not covered by Landlord's insurance) at its own expense using materials of the same quality as the original and Tenant shall be obligated to pay rent during the entire period of repair. Landlord's obligation to repair the Premises as referred to above shall be strictly limited to only such repairs that can be accomplished and fully funded by such insurance proceeds that may be received by Landlord and made available to Landlord by the holders of any mortgages, deeds of trust, ground leases or other financing arrangements pertaining to the Unit in which the Premises are located. If Landlord can not repair due to inadequate insurance proceeds Landlord shall advise Tenant within thirty (30) days of the casualty and Tenant may terminate the Lease on ten (10) days prior written notice to Landlord.

         14. Repairs (a) Landlord hereby assigns to Tenant or for its benefit all warranties flowing to Landlord from its contractors. Landlord shall keep the foundation, roof, exterior building walls, interior load bearing walls (excluding doors, locks, door jambs, windows and glass) of the Premises in good repair, except that Landlord shall not be called on to make any such repairs occasioned by the act or negligence of Tenant, its agents, invitees, customers or employees or damage by vandalism or acts of burglary. Landlord shall be responsible for correcting any major Unit problems such as major HVAC or electrical problems, broken water and sewer lines except that Landlord shall not be called on to make any such repairs occasioned by the act or negligence of Tenant, its agents, invitees, customers or employees or damage by vandalism or acts of burglary. Landlord shall not be responsible for routine maintenance items such as correcting stopped-up plumbing unless said stoppage was caused by line breakage. Landlord shall not be liable to make any other improvements or repairs of any kind upon the Premises except as provided above. Tenant, at its expense, shall at all times manage, operate and maintain the Premises (including all the normal maintenance and minor repair of mechanical, plumbing, heating, air conditioning, sprinkler, electrical equipment, chemical or


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hazardous waste recovery units and systems within the premises) and the land areas, access roads and ways, parking, loading docks, and loading areas solely servicing the Premises in good, clean, sanitary and safe condition (subject to Landlord's obligations) in accordance with all directions, rules and regulations, of the health officer, fire marshal, building inspector or other proper officers of the governmental agencies having jurisdiction. Tenant shall permit no waste, damage or injury to the Premises. Tenant shall at its own cost and expense replace any broken or cracked glass, windows, doors, locks, door jambs in the Premises, unless said breakage or cracked items were caused by structural damage or Landlord's negligence. Tenant agrees to carry a maintenance and or service agreement or policy on the HVAC system in the Premises throughout the term of this Lease or any renewals or extensions hereof. Tenant shall provide Landlord with a copy of such policy or a certificate evidencing such coverage. In the event Tenant renews this Lease Tenant shall be responsible for fifty percent (50%) of all HVAC equipment or system repairs or replacements not to exceed a total cost to Tenant during the renewal term of $10,000.00.

                  (b) In the event of damage to the Premises which must be repaired immediately in order to prevent further damage to the Premises or the Unit, the Landlord and Tenant shall each have the right to proceed at once to make such temporary repairs as are necessary to minimize further damage, regardless of whether Landlord or Tenant is obligated by the terms of this Lease to make the repairs, and the cost thereof shall be borne by the party who, by the terms hereof, is obligated to make said repairs. Landlord shall not be liable for any damage to the Premises, Tenant's property or Tenant's use of the Premises during such entry unless caused by Landlord's negligence. Tenant shall be permitted to offset any rent amount due Landlord as a result of any voluntary repairs made by Tenant, if said repairs are the obligations of Landlord. Neither party shall make any permanent repairs to be charged to the other party without giving reasonable notice to the other party. Any party receiving insurance proceeds relating to the damage necessitating repairs shall hold such proceeds in trust to be used first to pay the costs of such repairs. Landlord shall make the repairs in a good workman like fashion and do so as to minimize inconvenience to Tenant to the extent practicable.

                  (c) Landlord shall never be liable for any failure to make repairs which Landlord has undertaken to make under the provisions of this paragraph or elsewhere in this Lease, unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to make such repairs within a reasonable time after receipt of such notice, or fails to proceed with reasonable diligence to complete such repairs unless such repairs were occasioned by Landlord's negligence.

         15. Entry. The Landlord shall have the right to enter the Premises at all reasonable hours with the prior consent of Tenant, said consent not to be unreasonably withheld, to examine the same as well as for maintenance purposes or to make any improvements, alterations and repairs to the Premises or to the Unit. Landlord may, during the progress of any work on the Premises, keep and store upon the Premises all necessary materials, tools and equipment without the same constituting eviction of Tenant in whole or in part, and the rents reserved shall in no way abate while said work is in progress by reason of loss or interruption of Tenant's business or otherwise. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of the performance of any work on the Premises. In connection with performing any such work or storing materials, Landlord shall use reasonable efforts to minimize the inconvenience, annoyance, or disturbance, caused to Tenant during such work. During the last twelve (12) months preceding the termination of this Lease, Landlord shall have the right upon prior notice to enter the Premises at reasonable hours to exhibit the same for rental.


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         16. Condemnation. If the whole or part of the Premises are taken for a public or semi-public use, by condemnation or conveyance in lieu of condemnation, then the rents shall be decreased in proportion to the portion of the Premises so taken. If, in either Tenant's or Landlord's reasonable option, such taking renders the Premises unfit for Tenant's use as specified in Paragraph 2, then in such event, Landlord or Tenant shall have the right to terminate this Lease as of the date the Landlord is divested of title to the Unit in which the Premises are located or as of the date the condemning authority requires the Tenant or Landlord to quit the Unit or Premises, whichever date occurs later, and as of such date any or all obligations hereunder shall be declared null and void providing Tenant has paid Landlord all rent or additional rent then due and payable. In the event such condemnation or conveyance in lieu thereof does not render the Premises unfit for Tenant's use but results in a taking of a portion of the Unit or the lot on which the Unit is located and Landlord determines in its sole discretion that it cannot continue to lease the Premises then the Landlord shall have the right to terminate the Lease after thirty (30) days written notice to Tenant. All proceeds paid for any such taking shall belong solely to Landlord, unless such are specifically awarded to Tenant. Nothing contained herein shall be construed to prevent Tenant from prosecuting in condemnation proceedings a claim for the value of any of Tenant's Removable Property installed in the Premises by Tenant at Tenant's expense and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

         17. Real Estate Taxes. If Tenant exercises its right to renew the Lease the Tenant shall pay to Landlord as additional rent, its pro-rata share of increase in real property taxes in excess of the total real estate taxes for calendar year 1999 (including extraordinary and/or special assessments) which may be levied or assessed by any lawful authority against the Land and the Unit of which the Premises are a part during any and each Lease year. In addition, Tenant shall pay to Landlord prior to delinquency all taxes assessed against the value of any improvements made by Tenant. A tax bill or true copy thereof submitted by Landlord to Tenant shall be conclusive evidence of the amount of taxes assessed or levied, as well as of the items taxed. If a tax or excise on rents or other tax, however described, is levied or assessed against Landlord, as a substitute for or in addition to, in whole or in part, taxes assessed or imposed on the Premises or the Unit, such tax shall be included as a part of the real property taxes covered hereby. The above-described taxes to be paid by Tenant shall be estimated by Landlord, and 1/12th of such estimated taxes for the year shall be paid monthly on the first of the month in addition to Tenant's monthly rent. An annual accounting to include a copy of the paid tax bills shall be made promptly after receipt by Landlord of such tax due and Landlord shall apply any over payment made by Tenant as a credit toward Tenant's next payment of rent or at the end of the tenancy shall return any such overpayments to Tenant provided Tenant has no rent or additional rent then due to Landlord, whichever event is applicable. Landlord shall have the same rights and remedies as it has for Tenant's failure to pay fixed rent in the event Tenant fails to pay Tenant's prorata share of real estate tax increases as herein defined. If some method or type of taxation shall replace the current method of assessment of real estate taxes in whole or in part, or the type thereof, or if additional types of taxes are imposed upon the Unit or the Property on which the Unit is located, or Landlord to supplement real estate taxes due to legal limits imposed thereon, Tenant agrees that Tenant shall pay an equitable share of the same as additional rent computed in a fashion consistent with the method of computation herein provided, to the end that Tenant's share thereof shall be, to the maximum extent practicable, comparable to that which Tenant would bear under the foregoing provisions. The Tenant shall pay to the Landlord its proportionate share allocable of the real estate taxes (including extraordinary and/or special assessments) for the Premises. Such taxes shall be paid within thirty (30) days of receipt of a tax bill or true copy of same from the Landlord. Tenant shall not be responsible


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for any other tax payments to Landlord. Tenant shall be entitled to the benefit of any refunds received by Landlord for the year in which Tenant paid tax increases.

         18. Security Deposit. Tenant hereby deposits with Landlord the Security Deposit in an amount as aforesaid as the Security for the prompt, full and faithful performance by Tenant of each and every provision of this Lease and of all obligations of Tenant hereunder. In the event of Default, Landlord may use, apply, or retain in whole or any part for the payment of (i) any rental payments or additional charges which Tenant may not have paid or which may become due after the occurrence of Default, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, or (iii) any sum which Landlord may expend or be required to expend by reason of Tenant's default, including damages or deficiency in re-letting of the Demised Premises. The use, application or retention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If Tenant shall fully and faithfully comply with all of the provisions of this Lease, the Security Deposit or any remaining balance thereof, shall be returned to Tenant within 15 days after the expiration of the term. Tenant agrees this security deposit may not be applied by Tenant as rent for any month of the lease term including the last month of occupancy.

         19. Waiver. Any waiver of a default hereunder shall not be deemed a waiver of any subsequent defaults. Any invalid, illegal or unenforceable clause herein shall not be construed as invalidating any other clause herein or this agreement in its entirety.

         20. Assignment and Subletting. Tenant covenants and agrees not to assign this Lease or to sublet without the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any such subletting shall not relieve Tenant from liability for payment of rent or terms, conditions and covenants of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or subletting of the Premises. It shall be a condition of the validity of any such assignment or subletting, that the assignee or subtenant agrees directly with Landlord, in form satisfactory to Landlord, to be bound by all the obligations of the Tenant hereunder, including, without limitation, the obligation to pay rent and other amounts provided for under this Lease and the covenant against further assignment and subletting. No assignment, subletting or use of the Premises by any other party shall affect the purpose for which the Premises may be used as stated in Paragraph 2 herein without Landlord's consent. Tenant shall assign half the net profit derived after payment of associated costs and commissions, to Landlord.

         21. Holding Over. Tenant may continue in possession after the end of the term herein only with permission of Landlord, which shall be in Landlord's sole discretion, and it is agreed that the tenancy thus created shall be a tenancy at will and can be terminated by Landlord by giving Tenant not less than thirty (30) days written notice or by Tenant by giving Landlord not less than thirty (30) days written notice to expire on the day of the month from which the tenancy commenced to run. In so continuing, Tenant agrees to pay 150% of the monthly rent that was due the last month prior to the end of the term, and to keep and fulfill all the other conditions and agreements herein, and in case of default in the payment of rent or breach of any of said conditions and agreements, after expiration of the term, Tenant hereby waives its right to any notice to quit.

         22. Tenant's Default - Landlord's Remedies.


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         (a) If at any time subsequent to the date of this Lease any one or more of the following events (herein referred to as a "Default of Tenant") shall happen:

         (i) Tenant shall fail to pay the Fixed Rent, Additional Rent or other charges hereunder when due and such failure shall continue for five (5) full Business Days, not to include the first seven (7) day period, as outlined in Paragraph 3, following its due date, after written notice to Tenant from Landlord; or

         (ii) Tenant shall neglect or fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after written notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

         (iii) Tenant's leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant; or

         (iv)     Tenant deserts, vacates, or abandons the Premises for fifteen
                  (15) consecutive days without payment of rent and/or utilities, without prior written consent; or

         (v) Tenant shall make an assignment for the benefit of creditors or shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any debtor in possession (whether or not Tenant) trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Premises shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days whether or not consecutive);

then in such case (1) if such Default of Tenant shall occur prior to the Commencement Date, this Lease shall ipso facto, and without further act on the part of Landlord, terminate, and (2) if such Default of Tenant shall occur after the Commencement Date, Landlord may terminate this Lease by notice to Tenant, specifying a date not less than ten (10) days after the giving of such notice on which this Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Term of this Lease and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

                  (b) If this Lease shall have been terminated as provided in this Article, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied by someone other than Tenant, then Landlord may, with or without process of law, re-enter the Premises, either by force, summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made,

                  (c) In the event of any termination, and if Landlord shall bring suit for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of, any covenant of this Lease, or for any other relief against Tenant, declaratory or otherwise, arising out of this Lease, and Landlord shall prevail in any suit, Tenant agrees to pay Landlord all costs, expenses and reasonable attorneys' fees that Landlord may have incurred in connection therewith, which shall be deemed to have accrued on the commencement of such suit and shall be enforceable whether or not such suit is prosecuted to judgment.

                  (d) At any time after such termination, it is further stipulated and agreed that, Landlord shall forthwith upon such termination, and any other provisions of this Lease to the contrary notwithstanding, become entitled to recover as and for liquidated final damages caused by such breach of the provisions of this Lease an amount equal to the difference between the then present cash value of the rent reserved hereunder for the unexpired portion of the term and the then present value of the rental value of the premises for such unexpired portion of the term hereby demised, unless the statute that governs or shall govern the proceeding in which such damages are to be proved limits or shall limit the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for liquidated final damages an amount equal to that allowed by or under such statute. The provisions of this paragraph of this Lease shall be without prejudice to Landlord's right to prove in full damages for rent accrued prior to this termination of this Lease, but not paid. This provision of this Lease shall be without prejudice to any rights given Landlord by any pertinent statute to prove for any amounts allowed thereby. In making any such computation, the then cash rental value of the premises shall be deemed prima facia to be the rental realized upon any reletting, if such reletting can be accomplished by Landlord within a reasonable time after such termination of this Lease, and the then present cash value of the future rents hereunder reserved to Landlord for the unexpired portion of the term hereby demised shall be deemed to be such sum, if invested at ten percent (10%) simple interest, as will produce future rent over the period of time in question.

                  (e) In case of any Default by Tenant, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (1) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to re-let the same and
(2) may make such reasonable alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable and necessary for the purpose of re-letting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under such re-letting.

                  (f) The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for. All remedies granted in this Paragraph 22 or otherwise provided by law shall be cumulative and, unless inconsistent, may be exercised separately or concurrently or successively.

                           All reasonable costs and expenses incurred by or on
behalf of Landlord (including attorneys' fees and expenses) in enforcing its rights hereunder or occasioned by any Default of Tenant shall be paid by Tenant.

         23. Default by Landlord. It is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants, or conditions of this Lease on Landlord's part to be kept or performed, that Tenant, prior to exercising any right or remedy Tenant may have against Landlord on account of such default, shall give a thirty (30) day written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged; notwithstanding any other provision hereof, Tenant agrees that if the default complained of in the notice provided for by this Paragraph 23 is of such a nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured within said thirty (30) day period, then such default shall be deemed to be rectified or cured if Landlord within said thirty (30) day period shall have commenced the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed, and so does complete the same, with the use of diligence as aforesaid.

         24. Jurisdiction. This Lease shall be governed by the laws of the Commonwealth of Virginia.

         25. Notice to Mortgagee, Trustees, or Ground Lessor. After receiving notice from any person, firm or other entity that it holds a mortgage, deed of trust or a ground lease which includes the Premises, no notice from Tenant to Landlord alleging any default by Landlord shall be effective unless and until a copy of the same is given to such holder, Trustee or ground lessor (provided Tenant shall have been furnished with the name and address of such holder, Trustee or ground lessor), and the curing of any of Landlord's defaults by such holder, Trustee or ground lessor shall be treated as performance by Landlord.

         26. Care of Premises. Tenant shall not perform any acts or carry on any practices which may damage the Premises or Unit or be a nuisance or menace to other tenants. Tenant shall not store and/or place any material, crates, boxes, equipment, abandoned trailers or automobiles, in the parking areas, driveways, lawns, sidewalks, thoroughfares, or any other location outside the Premises. Tenant shall keep the Premises under its control, including the sidewalks and areas adjacent to the Premises, clean at all times and shall store all trash within the Premises or outside the Premises in trash containers acceptable to Landlord.

         27. Short Form Deed of Lease - Notice of Termination. At the option of either Landlord or Tenant, a short form memorandum of this Lease suitable for recording purposes, but in no way varying the provisions of this Lease, shall be entered into by Landlord and Tenant. The cost of preparing and recording such a memorandum shall be at the expense of the party requesting the recordation in the event a short form Deed of Lease is recorded, the parties agree that at the expiration of this Lease that they shall execute a Notice of Termination of this Lease and the cost of preparing and recording said Notice shall be at the expense of the party requesting the recording of the short form Deed of Lease.

         28. Force Majeure. In the event that Landlord or Tenant shall be delayed, or hindered, or prevented from the performance of any act required hereunder (except for the payment of monies), by reason of governmental restriction, scarcity of labor (other than labor at the building site) or materials, or for other reasonable reasons beyond its control, the performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay, provided, however, that no such period of extended performance shall exceed six (6) months.

         29. Leasing Clause. Landlord warrants that it is the owner of the Premises, and has the full right and authority to make this Lease. Landlord hereby leases the Premises to Tenant in accordance with the provisions of this Lease. Tenant hereby accepts this Lease.

         30. Tenant's Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant hereby represents and warrants that he is duly authorized to execute and deliver this Lease and that Tenant is a duly organized corporation under the laws of the State of its incorporation, is qualified to do business in Virginia, is in good standing under the laws of the State of its incorporation and the laws of Virginia, and has the power and authority to enter into this Lease, and that all corporate action requisite to authorize Tenant to enter into this Lease has been duly taken.


         31. Brokers. Landlord shall be solely responsible for any commissions due to GSHH/LBG, LLC and The Irving Group in connection with this Lease. Otherwise, Landlord and Tenant represent to each other that neither has dealt with any other broker or agent in connection with this Lease and each party represents and warrants that there are no other claims for brokerage commissions in connection with the execution of this Lease. Landlord and Tenant agree to indemnify and hold each other harmless from all liabilities arising from any such claim for commission (including, without limitation, the cost of legal fees in connection therewith) as a result of each other's dealings in connection with this Lease.



         32. Notices. Any notice by either party to the other shall be in writing and shall be deemed to be duly given only if delivered personally or mailed by registered or certified mail in a post-paid envelope addressed (a) if to Tenant, at the Demised Premises with copies to GT Interactive Software Corporation, Att: Alan Behr, 417 5th Ave., New York, New York 10016; (b) if to Landlord, to; Joseph & Kathleen Whitcraft 10904 Justin Knoll Road, Oakton, Virginia 22124 or to either at such other addresses as Tenant or Landlord, respectively, may designate in writing. Notice shall be deemed to have been duly given if delivered personally, on delivery thereof, and if mailed, by certified or registered mail, on the third day after the mailing thereof.


         33. Heirs and Assigns. This Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and assigns, provided that nothing herein shall be deemed to modify the assignment and subletting provisions above.

         34. Covenants of Quiet Enjoyment and Non-Disturbance. Landlord covenants that subject to the terms of this Lease, if Tenant shall pay the rent and perform all of the covenants, terms, conditions and agreements of this Lease to be performed by Tenant, Tenant shall, during the term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord.

         35. Relationship of Parties. It is expressly understood that Landlord shall not be construed or held to be a partner or associate of Tenant in the conduct of Tenant's business, it being expressly understood that the relationship between the parties is that of Landlord and Tenant only.

         36. Non-Subrogation. Any insurance carried by either party with respect to the Premises or property therein or occurrences thereon shall, if it can be so written without additional premium or with an additional premium which the other party agrees to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance to the extent of the proceeds received thereunder.

         37. Option to Renew. The Tenant shall have the right to renew this Lease for one additional two (2) year term, commencing upon the termination of the initial Lease term and continuing to January 31, 2002, under the same terms and conditions of this Lease except that the monthly Base Rental shall be $12,617.25 per month for the term February 1, 2000 to January 31, 2001 and $12,996.03 for the balance of the term. Tenant must provide Landlord six (6) months prior written notice of its intent to exercise this option

         38. Condition of Premises. Tenant leases the Premises in its "as-is" condition. Landlord warrants that all systems in the Premises shall be in good working order upon Lease Commencement.

         39. Parking. Tenant shall have the right to 26 unreserved parking spaces in the condominium parking lot.

         40. Paragraph Headings. The paragraph headings throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify or amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

         41. Complete Agreement. This Lease contains the entire agreement between the parties hereto and it may be modified only by an agreement in writing signed by Landlord and Tenant. The parties agree that the execution hereof has not been induced by either party by any representations, promises, or undertakings not expressed

         42. Time is of the Essence. Time is of the essence with respect to the performance of each of the obligations, covenants and agreements hereunder this Lease.

         IN WITNESS WHEREOF, the parties have caused these present to be duly executed the day and year first written above.

                                                  LANDLORD:
Witness as to                                     JOSEPH L. WHITCRAFT and
Landlord                                          KATHLEEN N. WHITCRAFT, JTWROS


/s/ D. Arnold                (SEAL)               By: /s/ Joseph L. Whitcraft
----------------------------                          ---------------------------
                                                      Joseph L. Whitcraft

/s/ D. Arnold                (SEAL)               By: /s/ Kathleen N. Whitcraft   (SEAL)
----------------------------                          ---------------------------
                                                      Kathleen N. Whitcraft

                                                  TENANT:
Attest:                                           GT INTERACTIVE SOFTWARE
                                                  CORPORATION

                                                  By: /s/ Todd J. Kelly
--------------------------- (SEAL)                    --------------------------- (SEAL)


STATE OF FLORIDA
COUNTY OF LEE                                     ; TO WIT

         I, the undersigned a Notary Public in and for the State and County aforesaid do hereby certify that JOSEPH L. WHITCRAFT and KATHLEEN N. WHITCRAFT whose name are signed to the foregoing Deed of Lease, personally appeared before me and acknowledged the same in the jurisdiction aforesaid.

         GIVEN under my hand and seal this 25th day of January, 1999.

                                                  /s/ Janet M. Brady
                                                  ------------------------------
                                                  Notary Public


My commission expires:  12-05-2001                                [Notary Stamp]



STATE OF NEW YORK
COUNTY OF NEW YORK; TO WIT

         On this the 23rd day of December 1998, before me, MARY F. WIEDER GERARDI, the undersigned Notary Public, personally appeared TODD J. KELLY, who acknowledged himself to be the of GT INTERACTIVE SOFTWARE CORPORATION a corporation, and that he, as such SR. VICE PRESIDENT, MERGERS & ACQUISITIONS, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as SR. VICE PRESIDENT, MERGERS & ACQUISITIONS.

In witness whereof I hereunto set my hand and official seal.

[Notary Stamp]                                    /s/ Mary F. Wieder Gerardi
                                                  --------------------------
                                                  Notary Public

My commission expires: 02/12/00


                                                  --------------------------

                                   Exhibit B


          SECTION 5.8. RESTRICTIONS ON USE OF UNITS AND COMMON ELEMENTS; RULES AND REGULATIONS.

               (a) RESTRICTIONS. Each unit and the common elements shall be occupied and used as follows:

                    (1) Except for units owned by the Declarant, no unit shall be used for residential purposes or for purposes not permitted by the applicable zoning or these Bylaws. Nothing in these Bylaws shall be construed to prohibit the Declarant from using any unit owned by the Declarant for promotional, marketing or display purposes or from using any appropriate portion of the common elements for settlement of sales of condominium units and for customer service purposes.

                    (2) Nothing shall be done or kept in any unit or in the common elements which will increase the rate of insurance for the Property or any part thereof applicable for commercial use without the prior written consent of the Board of Directors. No unit owner shall permit anything to be done or kept in his unit or in the common elements which will result in the cancellation of insurance on the Property or any part thereof or which would be in violation of any law, regulation or administrative ruling. No waste will be committed on the common elements.

     (3) No improper, offensive or unlawful use shall be made of the Property or any part thereof, and all valid laws, zoning ordinances and regulations of all governmental agencies having jurisdiction thereof shall be observed. All laws, orders, rules, regulations or requirements of any governmental agency having jurisdiction thereof relating to any portion of the Property shall be complied with, by and at the sole expense of the unit owner or the Board of Directors, whichever shall have the obligation to maintain or repair such portion of the Property, and, if the latter, then the cost of such compliance shall be a common expense.

     (4) No unit owner shall obstruct any of the common elements nor shall any unit owner place or cause or permit anything to be placed on or in any of the common elements (except those areas designated for such storage by the condominium instruments or the Board of Directors) without the approval of the Board. Nothing shall be altered or constructed in or remove from the common elements except with the prior written consent of the Board of Directors, as appropriate.

     (5) The common elements shall be used only for the furnishing of the services and facilities for which the same are reasonably suited and which are incident to the use and occupancy of the units. No manufacturing, assembly, disassembly, unpacking, storage or business activities incidental to business conducted in a units shall be conducted on the common elements.

     (6) No unit shall be rented, used or occupied for transient or hotel purposes or in any event for an initial period of less than one month. A portion of any unit (other than the entire unit) may be leased for any period. No unit owner shall lease a unit or a portion thereof other than on a written form of lease: (i) requiring the lessee to comply with the condominium instruments and Rules and Regulations; (ii) providing that failure to comply constitutes a default under the lease, and (iii) providing that the Board of Directors has the power to terminate the lease or to bring summary proceedings to evict the tenant in the name of the lessor thereunder after forty-five days prior written notice to the unit owner, in the event of a default by the lessee in the performance of the lease. The Board of Directors may suggest or require a standard form lease for use by unit owners. Each unit owner of a condominium unit shall, promptly following the execution of any lease of a condominium unit, forward a conformed copy thereof to the Board of Directors. The foregoing provisions of this paragraph, except the restriction against use for hotel or transient purposes, shall not apply to units owned by the Association, to the Declarant, or to a Mortgagee in possession of a unit as a result of foreclosure, judicial sale or a proceeding in lieu of foreclosure.

          (7) Trailers, campers, recreational vehicles, boats and other large vehicles shall not be parked on the Property. No short-term or long-term automobile or vehicle storage of any kind shall be permitted. No junk or derelict vehicle or other vehicle on which current registration non-dealer plates are not displayed shall be permitted in any of the units nor parked or kept upon any of the common elements. Any and all automotive or vehicular uses of a unit or the common elements, or any use which is in any way related to automobiles or vehicles of any kind and kinds, including, without limitation, any automotive or vehicular sales; maintenance; body work or estimating body work; parts sales; tire sales, balancing, or installations, repairs, replacements, or enhancements of any kind whatsoever; tune-ups; oil changes; any and all brake, muffler, exhaust system, shock absorber, strut, seat cover, carpeting, convertible top, racing equipment, wheel covers, or any and all other sales, installations, repairs, replacements, or enhancements of any kind and all kinds whatsoever in any way relating to automobiles or vehicles of any and all kinds whatsoever; painting; coloring; striping; decaling; glass; windshield, window, tinting, or any and all other automotive or vehicular or safety glass sales, installations, repairs, replacements, or enhancements of any kind whatsoever in any way relating to automobiles or vehicles of any and all kinds whatsoever; storage; rustproofing; improvements; conversions; upgrading; customizing; restoring; cleaning; washing; waxing; sealing; weatherproofing; shipping; transporting; renting; leasing; detailing; sales or installation of automotive or vehicular antennas, radios, stereos, speakers, amplifiers, telephones and any and all other automotive or vehicular accessory sales, installations, repairs, replacements, or enhancements of any kind whatsoever in any way relating to automobiles or vehicles of any and all kinds whatsoever, are absolutely, positively, and unconditionally prohibited and outlawed on the Property, it being the intent hereof to minimize to the fullest extent possible automotive and vehicular traffic on the Property and to maximize the number of parking spaces available for use by patrons and invitees of businesses unrelated to automobiles and vehicles of any kind. The Board of Directors shall have the power to enact rules and regulations to further any of the foregoing. All vehicles shall be parked wholly within parking space lines, provided, however, that any unit owner having the right to use one or more limited or reserved common element parking spaces may use any adjacent area not within another unit owner's parking space if such space is not otherwise necessary for the use of the Unit Owners Association.

          (8) The walking, maintenance, keeping, boarding and/or raising of animals, livestock, poultry or reptiles of any kind, regardless of number, shall be and is prohibited within any unit or upon the common elements. Any unit owner who keeps or maintains any pet upon any portion of the Property shall be deemed to have indemnified and agreed to hold the Unit Owners Association, each unit owner and the Declarant free and harmless from any loss, claim or liability of any kind or character whatever arising by reason of keeping or maintaining such pet within the Condominium.

          (9) Except for such signs as may be posted by the Declarant for promotional or marketing purposes, no signs of any character shall be erected, posted or displayed upon, in, from or about any unit or common elements without the prior written approval of the Board of Directors; provided, however, that each unit shall be allowed to post one sign of not more than three square feet in size to be placed on an exterior door or wall with the name of the unit owner, lessee, or business operating therein and each such name shall be listed on any building directories. Such signs shall be in compliance with all applicable governmental ordinances and such standards as may be established by the Board of Directors which may modify the sign policy for the Condominium as may be required. The foregoing provisions of this paragraph shall not apply to a Mortgagee in possession of a unit as a result of foreclosure, judicial sale or a proceeding in lieu of foreclosure.

     (b) CHANGES TO RULES AND REGULATIONS. Each unit and the common elements shall be occupied and used in compliance with the Rules and Regulations which may be promulgated and changed by the Board of Directors. Copies of the Rules and Regulations shall be furnished by the Board of Directors to each unit owner. Changes to the Rules and Regulations shall be conspicuously posted prior to the time when the same shall become effective and copies thereof shall be furnished to each unit owner upon request. The Rules and Regulations shall not unreasonably interfere with the reasonable conduct of business in the units.

                        FIRST AMENDMENT TO DEED OF LEASE

THIS FIRST AMENDMENT TO DEED OF LEASE (this "Amendment") is made as of the 1 day of July, 1999, by and between BROOKFIELD J, LLC (as successor in interest to Joseph L. Whitcraft & Kathleen N. Whitcraft, JTWROS) ("Landlord") and GT INTERACTIVE SOFTWARE CORPORATION ("Tenant")

                                    Recitals

         A. Landlord and Tenant entered into a Deed Of Lease dated December 23, 1998 for the leasing of approximately 10,500 rentable square feet of space (the "Premises"), located on the first and second floors of 4449 C Brookfield Corporate Drive, Chantilly, VA 22021.

         B. Landlord is the current holder of all of the landlord's interest under the Deed Of Lease.

         C. The term of the Deed Of Lease expires on January 31, 2000, and Tenant desires to extend the term of the Lease for an additional period of two
(2) years.

         D. The parties hereto desire to modify the Deed Of Lease to reflect, among other things, the extension of the lease term.

         NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties do hereby agree to amend the Deed Of Lease as follows:

         1. Definitions. All of the capitalized terms used in this Amendment shall have the same meaning as set forth in the Deed Of Lease, except as modified by this Amendment.

         2. Term. The term of the Deed Of Lease shall be extended for a two (2) year period commencing on February 1, 2000 and terminating on January 31, 2002 (the "Extended Term"). This Amendment shall be deemed Tenant's exercise of its option to renew set forth in the Deed Of Lease, and there shall be no further option to renew.

         3. Rent.

            (a) Rent During Extended Term. Commencing on the first day of the Extended Term the new Monthly Base Rent shall be as follows:

            February 1,2000 through January 31, 2001 $12,617.25

            February 1, 2001 through January 31, 2002 $12,996.03

         Rental payments shall be made via electronic transfer to the account of Joseph Whitcraft c/o Brookfield J, LLC (account number 04343476) at F & M Bank in Fairfax, VA (or Landlord's designated bank, of which written notice will be given 30 days prior to any change in bank).

         4. Ratification. Except as expressly amended, modified or revised herein, the Deed Of Lease and all of its terms, provisions, covenants and agreements are hereby ratified, confirmed and adopted for all purposes and in all respects.

         5. Miscellaneous. To the extent the provisions of this Amendment are inconsistent with the provisions of the Deed Of Lease, the provisions of this Amendment shall control.

         6. Entire Agreement. This agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and it supersedes all prior oral or written agreements, commitments or understanding with respect to the matters provided for herein.

         IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed by its authorized agent, and Tenant has executed this instrument, all done as of the date first set forth above.

WITNESS/ATTEST:                              LANDLORD:

                                             BROOKFIELD J, LLC




/s/ Nancy Johnston                           By: /s/ Joseph L. Whitcraft
------------------------------                   -------------------------------
                                             Print Name: Joseph L. Whitcraft
                                                         -----------------------
                                             Title: Managing Partner
                                                    ----------------------------

                                             By. /s/ Michael D. Johnston
                                                 -------------------------------
                                             Print Name: Michael D. Johnston
                                                         -----------------------
                                             Title: Member
                                                    ----------------------------

WITNESS/ATTEST:                              TENANT

                                             GT INTERACTIVE SOFTWARE
                                             CORPORATION




[illegible]                                  BY:  /S/ Michael A. Ryder
------------------------------                   -------------------------------
                                             Print Name:  Michael A. Ryder
                                                         -----------------------
                                             Title: General Manager
                                                    ----------------------------